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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 2000, except for Note 14, as to which the date is March 22, 2000, included in Rural Cellular Corporation and subsidiaries Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                           ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
June 19, 2000


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